UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 11, 2021
Oglethorpe Power Corporation
(An Electric Membership Corporation)
(Exact name of Registrant as specified in its charter)

Georgia (State of incorporation)	333-192954 (Commission File Number)	58-1211925 (I.R.S. Employer Identification No.)
2100 East Exchange Place Tucker, Georgia (Address of principal executive offices)		30084-5336 (Zip Code)

Registrant’s telephone number, including area code (770) 270-7600

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
None	N/A	N/A

Item 5.02    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

It is with sadness that Oglethorpe is announcing that Michael W. Price, our Executive Vice President & Chief Operating Officer, has informed us of his intention to retire from Oglethorpe, due to advancing Parkinson’s disease. Mr. Price has had a distinguished career with Oglethorpe for more than thirty-five years. As a result, on October 11, 2021, we and Mr. Price agreed to a planned transition to ensure the orderly transfer of responsibilities to a successor Chief Operating Officer.

Pursuant to a transition agreement, Mr. Price will remain in his current position and continue to perform his associated responsibilities during the search process and for a transition period following the hiring of a successor Chief Operating Officer. Oglethorpe intends to promptly commence its search for a new Chief Operating Officer and expects to complete the transition process in the first half of 2022.

Pursuant to the transition agreement, Mr. Price will be entitled to separation payments totaling $1,073,443, which represents two times his base salary plus the value of a COBRA subsidy for one year. The separation payments are comparable to the severance benefits under Mr. Price’s current employment agreement as described under “Item 11─EXECUTIVE COMPENSATION ─ Compensation Discussion and Analysis ─ Employment Agreements” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020. As part of the transition agreement, Mr. Price has also agreed not to compete or work in the electric energy industry for four years following his retirement, subject to repayment of the separation payments.

The foregoing description of the transition agreement does not purport to be complete and is qualified by reference to the transition agreement, a copy of which will be filed as an exhibit to our Annual Report on Form 10-K for the fiscal year ended December 31, 2021.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OGLETHORPE POWER CORPORATION
(AN ELECTRIC MEMBERSHIP CORPORATION)

Date:	October 12, 2021	By:	/s/ Michael L. Smith
Michael L. Smith
President and Chief Executive Officer